UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 21, 2004
(Date of Report (Date of earliest event reported))

Municipal Mortgage & Equity, LLC

(Exact name of registrant as specified in its charter)

Delaware	011-11981	52-1449733
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

621 East Pratt Street, Suite 300
Baltimore, Maryland		21202
(Address of principal executive offices)		(Zip Code)

(443) 263-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 21, 2004, Municipal Mortgage & Equity, LLC (the “Registrant”) announced the appointment of Arthur S. Mehlman as a director of the Registrant and a member of the Audit Committee effective November 1, 2004. Reference is made to the press release, dated October 21, 2004, annexed hereto as Exhibit 99.1, for further information regarding the appointment of Arthur S. Mehlman as a director of the Registrant.

Item 9.01.	Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description of Document
99.1	Press release, dated October 21, 2004, announcing the appointment of Arthur S. Mehlman as a director of the Registrant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNICIPAL MORTGAGE & EQUITY, LLC
Date: October 25, 2004	By:	/s/ William S. Harrison
William S. Harrison
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press release, dated October 21, 2004, announcing the appointment of Arthur S. Mehlman as a director of the Registrant